EXHIBIT INDEX

3.1 Restated Articles of Incorporation of Grandy's of El Paso, Inc. and Change of Corporate Name to Maverick Restaurant Corporation and
Certificate of Correction to Restated Articles of Incorporation of Grandy's of El Paso, Inc. changing the Corporate Name to
Maverick Restaurant Corporation as filed with the Secretary of State of the State of Kansas on July 28, 1983 and August 18,
1983, respectively (filed as Exhibit 3.1 to Registration No. 2-
86266-FW and such exhibit is hereby incorporated by reference).

3.2 Certificate of Amendment to Articles of Incorporation as filed with the Secretary of State of the State of Kansas on May 22, 1984
(filed as Exhibit 3.2 to the Company's Form 10-K for the fiscal year ended January 31, 1985, and such exhibit is hereby incorporated by reference).

3.3 Certificate of Amendment to Articles of Incorporation as filed with the Secretary of State of the State of Kansas on May 27, 1997 changing the corporate name to Amarillo Mesquite Grill, Inc.
(filed as Exhibit 3.3 to the Company's Form 10-K for the fiscal year ended January 25, 1998, and such exhibit is hereby incorporated by reference

3.4 Bylaws of the Company (filed as Exhibit 3.2 to Registration No. 2-86266-FW and such exhibit is hereby incorporated by reference).

10.1 Agreement dated February 23, 1998 between the Company and Robert A. Geist, C. Howard Wilkins, Jr., the Wilkins Family Foundation,
Inc., General Resources, L.P., Tom Devlin and Andy Mouland
(filed as Exhibit 10.1 to the Company's Form 8-K dated March
27, 1998 and such exhibit is hereby incorporated by reference).

10.2 1994 Incentive Stock Option Plan (filed as Exhibit 10.9 to the Company's Form 10-K for the fiscal year ended January 31, 1995 and such exhibit is hereby incorporated by reference).*

10.3 1997 Incentive Stock Option Plan (filed as Exhibit A to the Company's Proxy Statement dated April 23, 1997 and such exhibit is hereby incorporated by reference).*

10.4 Promissory Note dated May 12, 1998 between the Company and Chris F. Hotze (filed herewith).

10.5    Promissory Note dated January 1, 1999 between the Company and Chris
F. Hotze (filed herewith).

16    Letter from KPMG Peat Marwick LLP dated November 16, 1998 relative to its dismissal as the Company's independent accounting firm (filed as Exhibit 16 to the Company's Form 8-K dated
November 12, 1998 and such exhibit is hereby incorporated by reference).

23.1    Consent of Allen, Gibbs & Houlik, L.C. (filed herewith).

23.2    Consent of KPMG LLP (filed herewith).

27    Financial Data Schedule (filed herewith).
________________
*Management's Compensation Plan

                                 EXHIBIT 10.4



                                                       May 12, 1998


                                PROMISSORY NOTE

Amarillo Mesquite Grill, Inc. promises to pay to Chris F. Hotze the sum of Two Hundred Fifty Thousand Dollars ($250,000.00) with interest thereon at a rate of interest of 10% per annum.

The note with interest due from the date hereof shall become due and payable on January 1, 1999 or upon demand by Chris Hotze or his successors.

                                  Amarillo Mesquite Grill, Inc.

                                  By:  /s/ Linn F. Hohl
                                       Linn F. Hohl - Vice President of Finance


Witnessed and notarized this 12th day of May 1998 by /s/ Arlene M. Bogle.

My Commission expires 1/22/2002

                                  EXHIBIT 10.5



                                                       January 1, 1999


                                 PROMISSORY NOTE

Amarillo Mesquite Grill, Inc. promises to pay to Chris F. Hotze the sum of Two Hundred Fifty Thousand Dollars ($250,000.00) with interest thereon at a rate of interest of 10% per annum.

The note with interest due from the date hereof shall become due and payable on January 1, 2000 or upon demand by Chris Hotze or his successors.

                                  Amarillo Mesquite Grill, Inc.

                                  By:  /s/ Linn F. Hohl
                                       Linn F. Hohl - Vice President of Finance


Witnessed and notarized this 12th day of May 1998 by /s/ Arlene M. Bogle.

My Commission expires 1/22/2002

                                 EXHIBIT 23.1




               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors
Amarillo Mesquite Grill, Inc:

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (nos. 33-95480 and 333-44227), of our report, dated March 19, 1999, relating to the financial statements of Amarillo Mesquite Grill, Inc., included in the annual report on Form 10-K, as of and for the year ended January 31, 1999.




                                       Allen, Gibbs & Houlik, L.C.


Wichita, Kansas
April 15, 1999

                                 EXHIBIT 23.2




                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Amarillo Mesquite Grill, Inc:

We consent to incorporation by reference in the registration statement (no. 33-95480 and 333-44227) on Form S-8 of Amarillo Mesquite Grill, Inc. of our report dated March 20, 1998, relating to the balance sheet of Amarillo Mesquite
Grill, Inc. as of January 25, 1998, and the related statements of operations, stockholders' equity and cash flows for the years ended January 25, 1998 and January 26, 1997, which report appears in the January 31, 1999 annual report on Form 10-K of Amarillo Mesquite Grill, Inc.




                                       KPMG LLP

Wichita, Kansas
March 20, 1998